Exhibit 10.1
EXECUTION VERSION

May 23, 2017
Graco Inc.
88 11th Avenue NE
Minneapolis, Minnesota 55413
Re:    Amendment No. 4 to Note Agreement
Ladies and Gentlemen:
Reference is made to that certain Note Agreement, dated as of March 11, 2011 (as amended by the Amendment and Restatement of Amendment No. 1 to Note Agreement, dated as of March 27, 2012, by the Amendment No. 2 to Note Agreement, dated as of June 26, 2014 and by the Amendment No. 3 to Note Agreement, dated as of December 15, 2016, the “Note Agreement”), between Graco Inc., a Minnesota corporation (the “Company”), on the one hand, and The Prudential Insurance Company of America, Gibraltar Life Insurance Co., Ltd., The Prudential Life Insurance Company, Ltd., Forethought Life Insurance Company, RGA Reinsurance Company, MTL Insurance Company and Zurich American Insurance Company, on the other hand. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement.
The Company has requested an amendment to the Note Agreement set forth below. Subject to the terms and conditions hereof, the undersigned holders of the Notes are willing to agree to such request. Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:
SECTION 1.    Amendment to the Note Agreement. Effective upon the Effective Date (as defined in Section 2 below), the parties hereto agree that the Note Agreement is amended as follows:
1.1.    The definition of “Material Subsidiary” in paragraph 10B of the Note Agreement is amended and restated in its entirety to read as follows:
“Material Subsidiary” means any Subsidiary designated as such by the Company to the holders of the Notes from time to time; provided, that if, upon delivery of the annual or quarterly consolidated financial statements of the Company under paragraph 5A(i) or (ii), the book value (net of reserves) of the assets of all Subsidiaries that are not Material Subsidiaries (determined based on the consolidated quarterly or annual balance sheet of the Company and its Subsidiaries, but after giving effect, without duplication, to the elimination of the asset component of minority interests, if any in such Subsidiaries) shall exceed 15% of Consolidated Assets as determined based on such quarterly or annual balance sheet, the Company shall promptly designate an additional

Exhibit 10.1
EXECUTION VERSION

Material Subsidiary or additional Material Subsidiaries so that, after giving effect to such designation, such requirement shall have been met. So long as (i) no Event of Default has occurred and is continuing, (ii) removal of the Material Subsidiary designation of a Subsidiary will not cause the book value of the assets of all Subsidiaries that are not Material Subsidiaries to exceed 15% of Consolidated Assets as of the date of such removal, and (iii) such Material Subsidiary is not a “Material Subsidiary” under the Credit Agreement (or the designation of such subsidiary as a “Material Subsidiary” is concurrently being removed), the Company may remove the Material Subsidiary designation of such Subsidiary. Solely for purposes of making any determination under this definition, the book value (net of reserves) of any First-Tier Foreign Subsidiary shall be determined on a combined basis with the book value (net of reserves) of each Second-Tier Foreign Subsidiary in which such First-Tier Foreign Subsidiary directly or indirectly holds stock or other Ownership Interests, and the book value (net of reserves) of each Second-Tier Foreign Subsidiary shall in all other respects be disregarded. In no event shall any Second-Tier Foreign Subsidiary itself be deemed a Material Subsidiary.
SECTION 2.    Effectiveness. The amendment in Section 1 of this letter agreement shall become effective as of May 15, 2017 (the “Effective Date”) when each of the following conditions has been satisfied:
2.1.    Documents. Each holder of a Note shall have received original counterparts of this letter agreement executed by the holders of the Notes, the Company and each Guarantor.
2.2.    Credit Agreement Amendment. Each holder of a Note shall have received copies of an executed amendment to or restatement of the Credit Agreement in form and substance satisfactory to each holder of a Note and such amendment or restatement shall be in full force and effect.
2.3.    Representations. All representations set forth in Section 3 shall be true and correct as of the Effective Date, except for such representations and warranties that speak of an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date.
2.4.    Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this letter agreement shall be satisfactory to each holder of a Note and its counsel, and each holder of a Note shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.
SECTION 3.    Representations and Warranties. The Company represents and warrants to each holder of a Note that (i) the execution and delivery of this letter agreement has been duly authorized by all necessary corporate action on behalf of the Company and each Guarantor, this letter agreement has been executed and delivered by a duly authorized officer of the Company and each Guarantor, and all necessary or required consents to and approvals of this letter have been obtained and are in full force and effect, (ii) immediately before and after giving effect to the amendment to the Note Agreement in Section 1 hereof, (a) each representation and warranty set forth in paragraph 8 of the Note Agreement is true and correct other than those

Exhibit 10.1
EXECUTION VERSION

representations and warranties that speak as of a certain date, in which case such representation and warranty was true and correct as of such earlier date and (b) no Event of Default or Default exists and (iii) neither the Company, any Guarantor nor any of their Subsidiaries has paid or agreed to pay, or will pay or agree to pay, any fees or other consideration other than upfront fees, arrangement fees, commitment fees, extension fees and administrative fees relating to the extension of the commitments thereunder and other than reimbursement of legal fees, costs and expenses in accordance with the terms thereof, with respect to the amendment to the Credit Agreement referenced in Section 2.2 above.
SECTION 4.    Reference to and Effect on Note Agreement. Upon the effectiveness of the amendment made in this letter agreement, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter agreement. Except as specifically set forth in Section 1 hereof, the Note Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed in all respects. Except as specifically stated in Section 1 of this letter agreement, the execution, delivery and effectiveness of this letter agreement shall not (a) amend the Note Agreement, any Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of the holder of any Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any of the other Transaction Documents at any time. The execution, delivery and effectiveness of this letter agreement shall not be construed as a course of dealing or other implication that any holder of Notes has agreed to or is prepared to grant any amendment to, waiver of or consent under the Note Agreement, any Note or any other Transaction Document in the future, whether or not under similar circumstances.
SECTION 5.    Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by the holders of the Notes, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by such holders in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter agreement, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter agreement or the transactions contemplated hereby. The obligations of the Company under this Section 5 shall survive transfer by any holder of any Note and payment of any Note.
SECTION 6.    Reaffirmation. Each Guarantor hereby consents to the foregoing amendment to the Note Agreement and hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Guaranty Agreement after giving effect to such amendment. Each Guarantor hereby acknowledges that, notwithstanding the foregoing amendment, that the Guaranty Agreement remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each Guarantor agrees and confirms that the Guaranty Agreement continues to guaranty the obligations arising under or in connection with the Note Agreement, as the same may be amended by this letter agreement.
SECTION 7.    Governing Law. THIS LETTER AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF

Exhibit 10.1
EXECUTION VERSION

THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS OF SUCH STATE WHICH WOULD OTHERWISE CAUSE THIS LETTER TO BE CONSTRUED OR ENFORCED OTHER THAN IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
SECTION 8.    Counterparts; Section Titles. This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter agreement. The section titles contained in this letter agreement are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
(Signature Page Follows)

Very truly yours,
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:    /s/ J. Alex Stuart
    Vice President
GIBRALTAR LIFE INSURANCE CO., LTD.
THE PRUDENTIAL LIFE INSURANCE
COMPANY, LTD.

By:    Prudential Investment Management Japan
Co., Ltd., as Investment Manager

By:    PGIM, Inc.,
as Sub-Adviser

By:    /s/ J. Alex Stuart     ____
Vice President

RGA REINSURANCE COMPANY
ZURICH AMERICAN INSURANCE COMPANY

By:    Prudential Private Placement Investors, L.P.
    (as Investment Advisor)

By:    Prudential Private Placement Investors, Inc.
    (as its General Partner)

By:    /s/ J. Alex Stuart

Accepted and Agreed to:
GRACO INC.

By:    /s/ Christian E. Rothe
Name:    Christian E. Rothe
Title:    Chief Financial Officer and Treasurer
GRACO MINNESOTA INC.
GRACO OHIO INC.

By:    /s/ Christian E. Rothe
Name:    Christian E. Rothe
Title:    Chief Financial Officer and Treasurer
GEMA USA INC. (formerly known as Graco
Holdings Inc.)
GRACO HIGH PRESSURE EQUIPMENT INC.
Q.E.D. ENVIRONMENTAL SYSTEMS, INC.
GRACO FLUID HANDLING (A) INC.
LANDTEC NORTH AMERICA, INC.

By:    /s/ Christian E. Rothe
Name:    Christian E. Rothe
Title:    President